WELLS FARGO FUNDS TRUST

Variable Rate Government Fund

Limited Term Government Income Fund

Class A

Supplement dated August 7, 2001 to the

Combined Proxy Statement/Prospectus dated July 26, 2001

The enclosed Combined Proxy Statement/Prospectus dated July 26, 2001 ("Proxy/Prospectus") describes three proposed fund reorganizations, including the proposed reorganization of the Variable Rate Government Fund (the "Target Fund") into the Limited Term Government Income Fund (the "Acquiring Fund"). The Proxy/Prospectus includes comparisons of, among other things, the Target and Acquiring Funds’ investment objectives, policies and risks.

On August 7, 2001, the Board of Trustees approved a change in the investment policy of the Acquiring Fund requiring it to invest 100% of its total assets in government securities beginning October 1, 2001. Until then, the Acquiring Fund may continue to invest a portion of its total assets in corporate debt and foreign securities. The Fund has historically invested a very high percentage of its assets (95% or more) in government securities.

Thus, the disclosures in the Proxy/Prospectus, including on pages 10, 12 and B-3, related to the ability of the Limited Term Government Income Fund to invest in securities other than government securities (i.e., corporate debt or foreign securities) is accurate only through September 30, 2001. After that time, the Fund must invest 100% of its assets in government securities. Although government securities can have lower yields, they also provide greater safety and sometimes higher total return than corporate bonds.